                                                               EXHIBIT 10.1.21

                                                                    [11/05/03]

                 AMENDMENT NO. 20 TO FINANCING AGREEMENTS

                             PNY TECHNOLOGIES, INC.
                                 299 Webro Road
                          Parsippany, New Jersey 07054


                                               As of November 7, 2003

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036



Ladies and Gentlemen:

           Congress Financial Corporation ("Lender"), and PNY Technologies,
Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000, Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000, Amendment No. 11 to Loan and Security Agreement, dated September 5, 2000, Amendment No. 12 to Financing Agreements, dated October 16, 2000, Amendment No. 13 to Financing Agreements, dated as of December 5, 2000, Amendment No. 14 to Financing Agreements, dated as of December 6, 2000, Amendment No. 15 to
Financing Agreements, dated as of January 15, 2001, Amendment No. 16 to
Financing Agreements, dated as of November 6, 2001, Amendment No. 17 to
Financing Agreements, dated as of July 31, 2001, Amendment No. 18 to Financing Agreements, dated as of March 20, 2003 and Amendment No. 19 to Financing Agreements, dated as of August 7, 2003 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.
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           Borrower has requested that Lender agree to certain amendments to the
Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments to the extent set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

           In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

           1. Definitions.
              -----------

           (a) Amendment to Definitions. All references to the term "Financing
               ------------------------
Agreements" in the Loan Agreement and the other Financing Agreements shall mean, and each such reference is hereby amended to include, in addition and not in limitation, this Amendment and all other agreements, documents or instruments at any time executed and/or delivered by Borrower or any other person in connection herewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

           (b) Interpretation. All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           2. Term.
              ----
           (a) Section 5.3 (a) of the Loan Agreement is hereby amended by deleting the reference to "seven (7)" appearing in the fourth line thereof and substituting the following therefor: "eleven (11)".

           (b) Section 5.3 of the Loan Agreement is hereby amended by adding a new Section 5.3(c) thereto as follows:

           "(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

                                  Amount                                     Period
                                  -----                                      ------
         (i)       1% of Maximum Credit                   From the date hereof to and including the
                                                          ninth anniversary of the date hereof

         (ii)   1/2 % of Maximum Credit                  From and after the ninth anniversary of the
                                                          date hereof to but not including the
                                                          eleventh anniversary of the date hereof or
                                                          if the term of this Agreement is extended,
                                                          at any time prior to the end of the then
                                                          current term.

           Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Section 8.1(d) in the Accounts Agreement, even if Lender does not exercise the right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 5.3 shall be deemed included in the Obligations."

           3. Financial Statements and Other Information. Section 7.11(a) of the
              ------------------------------------------
Loan Agreement is hereby amended by adding a new Section 7.1l(a)(iv) thereto as follows:

                               "(iv) As soon as available, but in any event not later than thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and its Subsidiaries as of the end of and through such fiscal month, certified to be correct by the chief financial officer of Borrowers and its Subsidiaries, subject to normal year-end adjustments and no footnotes and accompanied by a compliance certificate substantially in the form of Exhibit E hereto, along with a schedule in a form satisfactory to Lender of the calculations used in determining, as of the end of such month, whether Borrowers and its Subsidiaries are in compliance with the covenants set forth in Sections 7.9 and 7.14 of this Agreement for such month."

           4. Audit Fee. Borrower agrees to pay Lender on demand all
              ---------
out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at Agent's then standard rate for Agent's examiners in the field and office (which rate as of the date hereof is $750 per person per day); provided, that, so long as no Event
                                             --------------
of Default exists or has occurred, the aggregate amount of such per diem charges paid by Borrower in any one (1) calendar year shall not exceed $25,000."

           5. Exhibits to Loan Agreement. The Loan Agreement is hereby amended
              --------------------------
by adding at the end thereof a new Exhibit E to the Loan Agreement in the form attached hereto.

           6. Representations, Warranties and Covenants. In addition to the
              -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

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           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

           7. Conditions Precedent. The amendments herein shall be effective
              --------------------
upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

           (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default (other than the Existing Financial Statement Default).

           8. Effect of this Amendment. Except as modified pursuant hereto, no
              ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

           9. Governing Law. The validity, interpretation and enforcement of
              -------------
this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

           10. Binding Effect. This Amendment shall be binding upon and inure to
               --------------
the benefit of each of the parties hereto and their respective successors and assigns.

           11. Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment

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                                    EXHIBIT E
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                             Compliance Certificate
                             ----------------------

To:        Congress Financial Corporation
           1133 Avenue of the Americas
           New York, New York 10036

Ladies and Gentlemen:

           I hereby certify to you pursuant to Section 7.11 of the Loan Agreement (as defined below) as follows:

           1. I am the duly elected Chief Financial Officer of PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc., a Delaware corporation ("Borrower"). Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan and Security Agreement, dated February 23, 1996, by and between Congress Financial Corporation ("Lender") and Borrower (as such Loan and Security Agreement is amended, modified or supplemented, from time to time, the "Loan Agreement").

           2. I have reviewed the terms of the Loan Agreement, and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and the financial condition of Borrower and each of its Subsidiaries, during the immediately preceding fiscal month.

           3. The review described in Section 2 above did not disclose the existence during or at the end of such fiscal month, and I have no knowledge of the existence and continuance on the date hereof, of any condition or event which constitutes an Event of Default, except as set forth on Schedule I attached hereto. Described on Schedule I attached hereto are the exceptions, if any, to this Section 3 listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to such condition or event.

           4. I further certify that, based on the review described in Section 2 above, Borrower has not at any time during or at the end of such fiscal month, except as specifically described on Schedule II attached hereto or as permitted by the Loan Agreement, done any of the following:

                      (a) Changed its respective corporate name, or transacted business under any trade name, style, or fictitious name, other than those previously described to you and set forth in the Financing Agreements.

                      (b) Changed the location of its chief executive office, changed its jurisdiction of incorporation, changed its type of organization or changed the location of or disposed of any of its properties or assets, or established any new asset locations.

                      (c) Materially changed the terms upon which it sells goods (including sales on consignment) or provides services, nor has any vendor or trade supplier to Borrower during or at the end of such period materially adversely changed the terms upon which it supplies goods to Borrower.

                      (d) Permitted or suffered to exist any security interest in or liens on any of its properties, whether real or personal, other than as specifically permitted in the Financing Agreements.

                      (e) Received any notice of, or obtained knowledge of any of the following not previously disclosed to Lender: (i) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposition of any hazardous material, on or off Borrower's premises (whether or not owned by it) in any manner which at any time violated any applicable statutes, rules or regulations relating to environmental pollution and employee health and safety or any license, permit, certificate, approval or similar authorization thereunder or (ii) any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to: (A) any non-compliance with or violation of any requirements of any statute, rule or regulation relating to environmental pollution or employee health and safety, by Borrower or (B) the release, spill or discharge, threatened or actual, of any hazardous material or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any hazardous materials or (D) any other environmental, health or safety matter, which has a material adverse effect on Borrower or its business, operations or assets or any properties at which Borrower transported, stored or disposed of any hazardous materials.

                      (f) Become aware of, obtained knowledge of, or received notification of, any breach or violation of any material covenant contained in any instrument or agreement in respect of Indebtedness for money borrowed by Borrower.

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
           5. Attached hereto as Schedule III are the calculations used in determining, as of the end of such fiscal month whether Borrower is in compliance with the covenants set forth in Section 7.9 and 7.14 of the Loan Agreement for such fiscal month.

           The foregoing certifications are made and delivered this day of___________, 20_.

                                          Very truly yours,

                                          PNY TECHNOLOGIES, INC.

                                          By:
                                             ------------------------------

                                          Title:
                                                ---------------------------

           Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                     Very truly yours,

                                     PNY TECHNOLOGIES, INC.
                                     formerly known as
                                     P.N.Y. Electronics, Inc.

                                     By:   /s/ Heidi Stuto
                                        --------------------------------
                                     Title:   Treasurer


AGREED:

CONGRESS FINANCIAL CORPORATION

By:   /s/ ILLEGIBLE
   -----------------------------------
Title:   First Vice President